                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                December 5, 1997


                        FIRST PLACE FINANCIAL CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          New Mexico                   0-25956                   85-0317365
-------------------------------      ------------            -------------------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
incorporation or organization)       file number)            Identification No.)


100 East Broadway, Farmington, New Mexico                           87401
--------------------------------------------------------------------------------
Address of principal executive offices                             Zip Code


Registrant's telephone number, including area code: (505) 324-9500
                                                   ----------------

ITEM 5.   OTHER EVENTS

          News release dated December 5, 1997, announcing the submission to the Financial Institutions Division of the Regulations and Licensing Department of the State of New Mexico a Notice of Intent for the purpose of forming a new state chartered bank to be located in Albuquerque, New Mexico.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS

          News release from First Place Financial Corporation dated December 5, 1997.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST PLACE FINANCIAL CORPORATION
                                         ---------------------------------
                                                   (Registrant)


Date:  December 8, 1997                  James D. Rose
      ------------------                 -------------------------------------
                                         President and Chief Operating Officer